Exhibit  24.1

POWER OF ATTORNEY

(Re: Shelf Registration Statement on Form S-3)

Each director and officer of Expedia Group, Inc. (the “Corporation”) whose signature appears below, hereby names, constitutes and appoints Ariane V. Gorin, Robert J. Dzielak and Michael S. Marron, and each of them, as his or her attorney-in-fact and agent, to sign, in his or her name, place, stead and behalf, and in any and all capacities stated below, and to cause to be filed with the Securities and Exchange Commission, the Corporation’s Registration Statement on Form S-3 (the “Registration Statement”) for the purpose of registering under the Securities Act of 1933, as amended, debt securities of the Corporation, and likewise to sign and file any and all amendments, including post-effective amendments, to the Registration Statement, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact, proxy and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact, proxy and agent, or his or her substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney, in counterparts if necessary, effective as of February 19, 2025.

[Signature Page Follows]

Signature	Title

/s/ Ariane Gorin	Chief Executive Officer and Director (Principal Executive Officer)
Ariane Gorin

/s/ Scott Schenkel	Chief Financial Officer (Principal Financial Officer)
Scott Schenkel

/s/ Lance Soliday	Senior Vice President, Chief Accounting Officer (Principal Accounting Officer)
Lance Soliday

/s/ Barry Diller	Chairman of the Board, Senior Executive and Director
Barry Diller

/s/ Beverly Anderson	Director
Beverly Anderson

/s/ Moina Banerjee	Director
Moina Banerjee

/s/ Chelsea Clinton	Director
Chelsea Clinton

/s/ Henrique Dubugras	Director
Henrique Dubugras

/s/ Craig Jacobson	Director
Craig Jacobson

/s/ Dara Khosrowshahi	Director
Dara Khosrowshahi

/s/ Patricia Menendez Cambo	Director
Patricia Menendez Cambo

/s/ Alex von Furstenberg	Director
Alex von Furstenberg

/s/ Alexandr Wang	Director
Alexandr Wang